Exhibit 10.1

框架合同
Framework Contract

框 架 合 同
Framework Contract

本框架合同（下称“本合同”）由以下各方于2009年7月13日在中华人民共和国（“中国”）呼和浩特签署。
This Framework Contract (the “Contract”) is executed by and among the parties listed below as of July 13, 2009 in Hohot, the People's Republic of China (the "China" or "PRC").

甲方：	China Energy Corporation，一家依照美国内华达州法律设立和存续的公司，地址为Suite 200-245, Liberty Street, Reno, Nevada 89501；
Party A:	China Energy Corporation, a limited company incorporated and existing under the laws of state of Nevada of the USA, with its address at Suite 200-245, Liberty Street, Reno, Nevada 89501;

乙方：	内蒙古特弘煤电集团有限责任公司 (前称为内蒙古特弘煤炭集团有限责任公司),一家依照中国法律设立和存在的有限责任公司，地址为：中国内蒙古自治区鄂尔多斯市准格尔旗薛家湾管板乌素煤矿；
Party B:
Inner Mongolia Tehong Coal & Power Group Co., Ltd , (formerly named as Inner Mongolia Tehong Coal Group Co. Ltd.), a limited liability company duly incorporated and existing under the laws of China, with its address at GuanBanWuSu Coal Mine, XueJiaWanTown,, Zhunger County, Erduosi City, Inner Mongolia, China;

丙方：	内蒙古准格尔热力有限责任公司，一家依照中国法律设立和存在的有限责任公司，地址为：中国内蒙古自治区鄂尔多斯市准格尔旗薛家湾准格尔路；
Party C：
Inner Mongolia Zhunger Heat Power Co., Ltd., a limited liability company duly incorporated and existing under the laws of China, with its address at Zhunger Road, Xuejiawan Town, Zhunger County, Erduosi City, Inner Mongolia, China；

丁方：	丁文祥, 一位中国公民，其身份证号码为：150102551115203 ;
Party D：	Ding Wenxiang, a citizen of China, with Chinese identification No.: 150102551115203 ；

戊方：	李彦花，一位中国公民，其身份证号码为：150102580426202 。
Party E:	Li Yanhua, a citizen of China, with Chinese identification No.: 150102580426202 .

己方：	丁毅，一位中国公民，其身份证号码为：11010119820105531x 。
Party	F: Ding Yi, a citizen of China, with Chinese identification No.: 11010119820105531x .

庚方：	丁彪，一位中国公民，其身份证号码为：150102199106280111 。
Party G:	Ding Biao, a citizen of China, with Chinese identification No.: 150102199106280111 .

秘密文件 Strictly Confidential

框架合同
Framework Contract

辛方：	杭州大元集团有限公司，一家依照中国法律设立和存在的有限责任公司，地址为：杭州市拱墅区拱康路98号。
Party H:	Hangzhou Dayuan Group Co., Ltd., a limited liability company duly incorporated and existing under the laws of China, with its address at No.98, GongKang Road, GongShu District，Hangzhou .

壬方：	鄂尔多斯市钇源投资有限责任公司，一家依照中国法律设立和存在的有限责任公司，地址为：东胜区杭锦北路32号街坊4号楼（交通路办事处南）&#12290 ;
Party I:
Ordos City YiYuan Investment Co., Ltd., a limited liability company duly incorporated and existing under the laws of China, with its address at Building 4, Neighborhood No.32, HangJin North Road, DongSheng District.

癸方：	兴和县海富煤炭运销有限公司，一家依照中国法律设立和存在的有限责任公司，地址为：内蒙古兴和县。
Party J:	Xinghe County Haifu Coal Transportation & Sale Co. Ltd., a limited liability company duly incorporated and existing under the laws of China, with its address at Xinghe County, Inner Mongolia.

在本合同中，甲方、乙方、丙方、丁方、戊方、己方、更方、辛方、壬方、癸方以下各称为“一方”，合称为“各方”。
In this Contract, each of Party A, Party B, Party C, Party D, Party E, Party F, Party G, Party H, Party I and Party J shall be individually referred to as a "Party", and, collectively, referred to as the "Parties".

鉴于：
Whereas:

1.	丁方、戊方、己方和更方（以下合称“乙方股东”）为乙方的全部现有股东；
Party D, Party E, Party F and Party G (hereinafter collectively referred to as the “Party B Shareholders”) constitute all current shareholders of Party B;

2.	乙方、辛方、壬方和癸方（以下合称“丙方股东”）为丙方全部现有股东；
Party B, Party H, Party I and Party J (hereinafter collectively referred to as the “Party C Shareholders”) constitute all current shareholders of Party C;

3.	各方意图通过本合同下的安排使乙方和丙方与甲方即将在中国设立的外商独资企业（以下简称“独资公司”）建立包括商务合作与股权质押在内的紧密关系；
It is the Parties’ intention to establish close relationship among Party B, Party C and the wholly foreign owned enterprise (the “WFOE”) to be established by Party A through the arrangements contemplated under this Contract which include business cooperation and share pledge arrangements.

秘密文件 Strictly Confidential

框架合同
Framework Contract

4.	各方希望对除本方以外的任何其他方就其履行本合同下的安排中各自的义务作出具有法律约束力的承诺。
Each Party intends to make legal binding undertakings to any other Party regarding its performance of its respective obligations under the arrangements contemplated under this Contract.

现各方协商一致，达成如下协议：
Now therefore, upon mutual discussions and negotiations, the Parties have reached the following agreements:

1.	设立独资公司
Establishment of the WFOE

甲方同意，其应在本合同前述后三个月内直接或通过其直接或间接100%拥有的任何子公司在中国设立外资公司。该等外资公司应以取得中国政府相关部门颁发的营业执照视为完成设立。
Party A agrees that it shall within 3 months following the execution of this Contract, directly or through any subsidiary directly or indirectly 100% owned by it, set up the WFOE in China. The establishment of the WFOE shall be deemed as completed upon the WFOE obtains its business license from the relevant governmental authority of China.

2.	签署控制文件
Execution of Control Documents

各方同意在独资公司设立后的最短时间内采取一切必要行为并作出相关决议以促使乙方和丙方各自与独资公司签署以下控制文件：
The Parties agree to take all necessary actions and make relevant resolutions within the shortest time following the establishment of the WFOE to cause Party B and Party C to respectively sign the control documents with the WFOE as follows:

（1）	乙方股东应作出必要的股东会决议并促使其任命的乙方中的董事作出必要的董事会决议以促使乙方与独资公司签署独家业务合作协议，该独家业务合作协议应能使独资公司对乙方提供独家管理、咨询、技术支持以及相关服务，并且收取不低&#20110 ;乙方的全部或大部分营业收入的服务费。
The Party B Shareholders shall make requisite shareholders resolutions and cause their appointed directors in Party B to make requisite board resolutions to cause Party B to sign exclusive service agreement with the WFOE which allows the WFOE to exclusively provide services of management, consulting, technical support and related to Party B and charge Party B a service fee at the amount of no less than the whole or substantial portion of the revenue of Party B.

（2）	乙方股东应作出必要的股东会决议并促使其任命的乙方中的董事作出必要的董事会决议以促使乙方与独资公司签署独家股权认购协议，该独家股权认购协议应能使独资公司在中国法律和政府实践允许的情况下以1元人民币的&#3 5937;征性价格独家收购乙方股东拥有的乙方全部股权。

秘密文件 Strictly Confidential

框架合同
Framework Contract

The Party B Shareholders shall make requisite shareholders resolutions and cause their appointed directors in Party B to make requisite board resolutions to cause Party B to sign exclusive option agreement with the WFOE which allows the WFOE to exclusively purchase all equity interests held by the Party B Shareholders in Party B with a consideration of RMB 1 provided that such purchase is permitted by PRC law and government practice.

（3）	乙方股东应签署一份授权委托书，该授权委托书应能使乙方股东将其可对乙方行使的一切股东权利独家委托给独资公司行使。
The Party B Shareholders shall execute a power of attorney which allows the Party B Shareholders to exclusively authorize the WFOE to exercise all shareholders’ rights that the Party B Shareholders can exercise in Party B.

（4）	丙方股东应作出必要的股东会决议并促使其任命的丙方中的董事作出必要的董事会决议以促使丙方与独资公司签署独家业务合作协议，该独家业务合作协议应能使独资公司对丙方提供独家管理、咨询、技术支持以及相关服务，并且收取不低&#20110 ;丙方的全部或大部分营业收入的服务费。
The Party C Shareholders shall make requisite shareholders resolutions and cause their appointed directors in Party C to make requisite board resolutions to cause Party C to sign exclusive service agreement with the WFOE which allows the WFOE to exclusively provide services of management, consulting, technical support and related to Party C and charge Party C a service fee at the amount of no less than the whole or substantial portion of the revenue of Party C.

（5）	丙方股东应作出必要的股东会决议并促使其任命的丙方中的董事作出必要的董事会决议以促使丙方与独资公司签署独家股权认购协议，该独家股权认购协议应能使独资公司在中国法律和政府实践允许的情况下以1元人民币的&#3 5937;征性价格独家收购乙方拥有的其在丙方中的全部股权。
The Party C Shareholders shall make requisite shareholders resolutions and cause their appointed directors in Party C to make requisite board resolutions to cause Party C to sign exclusive option agreement with the WFOE which allows the WFOE to exclusively purchase all equity interests held by the Party B in Party C with a consideration of RMB 1 provided that such purchase is permitted by PRC law and government practice.

（6）	乙方应签署一份授权委托书，该授权委托书应能使乙方将其可对丙方行使的一切股东权利独家委托给独资公司行使。丙方股东中除乙方外的其他各方亦应在该授权委托书上签字以明示其知晓并同意该等授权委托安排。
Party B shall execute a power of attorney which allows Party B to exclusively authorize the WFOE to exercise all shareholders’ rights that Party B can exercise in Party C. The parties other than Party B of the Party C Shareholders shall also sign on the power of attorney in order to explicitly express their acknowledgement and consent to such power of attorney.

秘密文件 Strictly Confidential

框架合同
Framework Contract

3.	股权质押
Share Pledge

（7）	乙方股东应与独资公司签署股权质押协议，并作出必要的股东会决议并促使其任命的乙方中的董事作出必要的董事会决议以促使乙方作为一方签署该股权质押协议。该股权质押协议应能使乙方股东将其在乙方的全部股权独家质押给独资公司&#12290 ;
The Party B Shareholders shall execute the share pledge agreement with the WFOE and make requisite shareholders resolutions and cause their appointed directors in Party B to make requisite board resolutions to cause Party B to be a party to and sign the share pledge agreement. The share pledge agreement shall allow the Party B Shareholders to pledge all their equities interests in Party B exclusively to the WFOE.

（8）	丙方股东应与独资公司签署股权质押协议，并作出必要的股东会决议并促使其任命的丙方中的董事作出必要的董事会决议以促使丙方作为一方签署该股权质押协议。该股权质押协议应能使乙方将其在丙方的全部股权独家质押给独资公司。
The Party C Shareholders shall execute the share pledge agreement with the WFOE and make requisite shareholders resolutions and cause their appointed directors in Party C to make requisite board resolutions to cause Party C to be a party to and sign the share pledge agreement. The share pledge agreement shall allow the Party B to pledge all its equities interests in Party C exclusively to the WFOE.

（9）	乙方股东和乙方应按照其与独资公司签署的股权质押协议的要求及时在相关中国登记机关办理股权质押登记手续。
The Party B Shareholders and Party B shall, in accordance with the share pledge agreement executed with the WFOE, timely proceed the share pledge registration procedures at the relevant Chinese registration authority.

（10）	丙方股东和丙方应按照其与独资公司签署的股权质押协议的要求及时在相关中国登记机关办理股权质押登记手续。
The Party C Shareholders and Party C shall, in accordance with the share pledge agreement executed with the WFOE, timely proceed the share pledge registration procedures at the relevant Chinese registration authority.

4.	签署生效
Effective upon Execution

秘密文件 Strictly Confidential

框架合同
Framework Contract

本合同第2条和第3条中所述的一切协议和文件经相关方签署即生效；
The agreements and documents mentioned in Articles 2 and 3 of this Contract shall come into effect upon execution by relevant Parties to such agreements and documents.

5.	陈述和保证
Representations and Warranties

5.1	每一方特此，在本合同签署之日，向其他方共同及个别陈述和保证如下：
Each Party hereby represents and warrants to the other Parties, jointly and severally, as of the date of this Contract, that:

（1）	本合同一经签署即构成对其合法、有效、有约束力并依本合同之条款对其强制执行的义务；
This Contract shall constitute such Party’s legal, valid and binding obligations upon its execution, and shall be enforceable in accordance with its terms;

（2）	其签署并履行本合同不会与对其具有约束力或有影响的法律、法规或协议构成冲突、限制或违反；
Neither the execution, nor the performance of this Contract will conflict with, or result in a breach of, or constitute a default under, any law, regulation, or agreements to which such Party is subject;

（3）	并没有与本合同标的有关的任何重大不利影响的诉讼、仲裁、或法律、行政或其他程序或政府调查正在进行或(据该方所知)威胁对该方进行或以任何方式影响该方签订或履行本合同的能力的任何重大不利影响的诉讼、仲裁&#122 89;或法律、行政或其他程序或政府调查；
There is no material adverse influencing lawsuit, arbitration or legal, administrative or other proceeding or governmental investigation pending or, (to the best knowledge of such Party), threatened against such Party with respect to the subject matter of this Contract or would affect in any way such Party's ability to enter into or perform this Contract;

5 .2	本合同签署后直至本合同第三条所属的股权质押协议签署前，乙方股东和丙方股东保证不会允许或同意对其各自在乙方和丙方注册资本中的股权收益进行任何附带性、设定性或阻碍性的抵押、质押、留置、托管或其它形式的产权负担。除依本合同规定外，其&#201 34;不会出售、转让、出让或以其它形式处置其各自在乙方和丙方注册资本中的股权收益。
Following the execution of this Contract and until the execution of the share pledges agreements mentioned in Article 3 of this Contract, the Party B Shareholders and Party C Shareholders warrant that they will not allow or permit any mortgage, pledge, lien, charge or other encumbrance to attach, effect or encumber their respective equity interests in the registered capital of Party B and Party C, nor will them sell, transfer, assign or otherwise dispose their respective equity interests in the registered capital of Party B and Party C except in accordance with the terms of this Contract.

秘密文件 Strictly Confidential

框架合同
Framework Contract

6.	甲方承诺
Party A Covenants

甲方承诺协助完成本合同项下的交易，包括但不限于促使独资公司签署所有相关的登记或申报相关的变更文件。
Party A covenants to provide necessary assistance to complete all the transactions contemplated under this Contract, including but not limited to, cause the WFOE to sign all relevant re-registration documents, registrations or fillings.

7.	违约责任
Liability for Default

任何一方违反本合同的约定，使得本合同的全部或部分不能履行，均应承担违约责任，并赔偿对方因此遭受的全部损失（包括由此产生的诉讼费和律师费）；如多方违约，根据实际情况各自承担相应的责任。
In the event that any Party breaches this Contract or otherwise causes the non-performance of this Contract in part or in whole, such Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulting therefrom. In the event that more than one Parties breach this Contract, each Party shall be liable for its respective breach.

8.	通知
Notices

除非有更改下列地址的书面通知，本合同项下的通知应通过专人递送、传真或挂号邮寄的方式发到下列地址。通知如果是以挂号邮寄的方式发送，则挂号邮件的回执上记载的签收日期为送达日，如果以专人递送或传真方式发送，则以发送之日为送达日。以传&#304 95;方式发送的，应在发送后立即将原件以挂号邮寄或专人递送的方式发到下列地址。
Unless there are written notices changing the addresses below, notices under this Contract shall be sent to the following addresses via personal delivery, facsimile or registered mail. If a notice is sent via registered mail, the date of signature for receipt on return receipt of the registered mail shall be the date of service.  If a notice is sent via personal delivery or facsimile, it shall be deemed served on the date sent. If a notice is sent via facsimile, the original document shall be immediately sent to the following addresses via registered mail or personal delivery after transmission.

甲方：	China Energy Corporation
Party A:	China Energy Corporation
地址：	内蒙古呼和浩特市新华东街57号
Address:	No.57 XinHua East Street, Huhhot, Inner Mongolia
收件人：	丁文祥
Attn:	Ding Wenxiang
电话：	0471-4662228
Phone:	0471-4662228
传真：	0471-4663200
Facsimile:	0471-4663200

秘密文件 Strictly Confidential

框架合同
Framework Contract

乙方：	内蒙古特弘煤电集团有限责任公司
Party B:	Inner Mongolia Tehong Coal & Power Group Co., Ltd,
地址：	内蒙古呼和浩特市新华东街57号
Address:	No.57 XinHua East Street, Huhhot, Inner Mongolia
收件人：	丁文祥
Attn:	Ding Wenxiang
电话：	0471-4662228
Phone:	0471-4662228
传真：	0471-4663200
Facsimile:	0471-4663200

丙方：	内蒙古准格尔热力有限责任公司
Party C:	Inner Mongolia Zhunger Heat Power Co., Ltd.
地址：	内蒙古鄂尔多斯市准格尔旗薛家湾镇内蒙古准格尔热力有限责任公司
Address:	Inner Mongolia Zhunger Heat Power Co., Ltd., XueJiaWanTown, Zhunger County, Erduosi City, Inner Mongolia
收件人：	郭志勇
Attn:	Guo Zhiyong
电话：	0477-3970639
Phone:	0477-3970639
传真：	0477-3970639
Facsimile:	0477-3970639

丁方：	丁文祥
Party D:	Ding Wenxiang
地址：	内蒙古呼和浩特市新华东街57号
Address:	No.57 XinHua East Street, Huhhot, Inner Mongolia
电话：	0471-4662228
Phone:	0471-4662228
传真：	0471-4663200
Facsimile:	0471-4663200

戊方：	李彦花
Party E:	Li Yanhua
地址：	内蒙古呼和浩特市新华东街57号
Address:	No.57 XinHua East Street, Huhhot, Inner Mongolia
电话：	0471-4662228
Phone:	0471-4662228
传真：	0471-4663200
Facsimile:	0471-4663200

秘密文件 Strictly Confidential

框架合同
Framework Contract

己方：	丁毅
Party F:	Ding Yi
地址：	内蒙古呼和浩特市新华东街57号
Address:	No.57 XinHua East Street, Huhhot, Inner Mongolia
电话：	0471-4662228
Phone:	0471-4662228
传真：	0471-4663200
Facsimile:	0471-4663200

庚方：	丁彪
Party G:	Ding Biao
地址：	内蒙古呼和浩特市新华东街57号
Address:	No.57 XinHua East Street, Huhhot, Inner Mongolia
电话：	0471-4662228
Phone:	0471-4662228
传真：	0471-4663200
Facsimile:	0471-4663200

辛方：	杭州大元集团有限公司
Party H:	Hangzhou Dayuan Group Co., Ltd.
地址：	杭州拱康路200号
Address:	No. 200 Gongkang Road, Hangzhou
电话：	0571-88041704
Phone:	0571-88041704
传真：	0571-88041704
Facsimile:	0571-88041704

壬方：	鄂尔多斯市钇源投资有限责任公司
Party I:	Ordos City YiYuan Investment Co., Ltd.
地址：	内蒙古鄂尔多斯市准格尔旗薛家湾镇内蒙古准格尔热力有限责任公司
Address:	Inner Mongolia Zhunger Heat Power Co., Ltd., XueJiaWanTown, Zhunger County, Erduosi City, Inner Mongolia.
电话：	0477-3970639
Phone:	0477-3970639
传真：	0477-3970639
Facsimile:	0477-3970639

癸方：	兴和县海富煤炭运销有限公司
Party J:	Xinghe County Haifu Coal Transportation & Sale Co. Ltd.
地址：	呼和浩特市赛罕区兴安南路金宇文苑35号楼2单元302号
Address:	Flat 302, Unit 2, Tower 35, Jinyuwenyuan, Xiang’an South Road, Saihan District, Huhhot
电话：	13847133333
Phone:	13847133333
传真：	0471-4683188
Facsimile:	0471-4683188

秘密文件 Strictly Confidential

框架合同
Framework Contract

9.         保密责任
Confidentiality

各方承认及确定彼此就有关本合同而交换的任何口头或书面资料均属机密资料。各方应当对所有该等资料予以保密，而在未得到其他方书面同意前，不得向任何第三方披露任何有关资料，但下列情况除外：(a)公众人士知悉&# 25110;将会知悉该等资料(而并非由接受资料之一方擅自向公众披露)；(b)适用法律或规定所需披露之资料；或(c)由任何一方就本合同所述交易而需向其法律或财务顾问披露之资料而该法律或财务顾问亦需遵守与本条款相类似&#200 43;保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。
The Parties acknowledge that any oral or written information exchanged among them with respect to this Contract is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of the other Parties, each Party shall not disclose any relevant information to any other third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Contract. This section shall survive the termination of this Contract for any reason.

10.       适用法律及争议解决
Governing Law and Resolution of Disputes

（1）	本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。
The execution, effectiveness, construction, performance and termination of this Contract and the resolution of disputes shall be governed by the laws of China.

（2）	因解释和履行本合同而发生的任何争议，本合同各方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

秘密文件 Strictly Confidential

框架合同
Framework Contract

In the event of any dispute with respect to the construction and performance of this Contract, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all parties.

（3）	因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Contract or during the pending arbitration of any dispute, except for the matters under dispute, the parties to this Contract shall continue to exercise their respective rights under this Contract and perform their respective obligations under this Contract.

11.      其他
Miscellaneous

（1）	本合同自各方于文首所列之日签署生效。
This Contract shall become effective on the date first set forth above.

（2）	本合同以中英文书就，一式十份，各方各持一份，具有同等效力。中英文版本如有冲突，应以中文版为准。
This Contract is in the Chinese and English language in six copies, with one copy for each of the Parties. The copies shall have equal legal validity.  If there is any conflict between the Chinese and English version of this Agreement, the Chinese version shall prevail.

（3）	本合同各方可以通过书面协议方式对本合同进行修改和补充。本合同各方关于本合同的修改协议和/或补充协议是本合同不可分割的组成部分，具有与本合同同等的法律效力。
This Contract may be amended or supplemented through written agreement by and among all the parties. Such written amendment agreement and/or supplementary agreement executed by and among all the parties are an integral part of this Contract, and shall have the same legal validity as this Contract.

（4）	本合同项下的任何条款无效不影响本合同项下其他条款的法律效力。
The invalidation of any provisions of this Contract shall not affect the legal validity of the remaining provisions of this Contract.

秘密文件 Strictly Confidential

框架合同
Framework Contract

（5）	本合同的附件（如有）为本合同不可分割的组成部分，具有与本合同同等的法律效力。
The attachments (if any) to this Contract shall be an integral part of this Contract and shall have the same legal validity as this Contract.

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

甲方：  China Energy Corporation （盖章）
Party A: China Energy Corporation (Company Seal)

签署：
By:     /s/ Ding Wenxiang
姓名：
Name: Ding Wenxiang
职务：
Title：President, Director, Chief Executive Officer and Secretary

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

乙方：  内蒙古特弘煤电集团有限责任公司（盖章）
Party B: Inner Mongolia Tehong Coal Power Group Co., Ltd. (Company Seal)

签署：
By:     /s/ Ding Wenxiang
姓名：
Name: Ding Wenxiang
职务：
Title：Authorized Signatory

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

丙方：内蒙古准格尔热力有限责任公司（盖章）
Party C: Inner Mongolia Zhunger Heat Power Co., Ltd. (Company Seal)

签署：
By:     /s/ Ding Wenxiang
职务：
Title：Authorized Signatory

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

丁方：丁文祥
Party D: Ding Wenxiang

签署：
By:     /s/ Ding Wenxiang

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

戊方：李彦花
Party E: Li Yanhua

签署：
By:     /s/ Li Yanhua

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

己方：丁毅
Party F: Ding Yi

签署：
By:     /s/ Ding Yi

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

更方：丁彪
Party G: Ding Biao

签署：
By:     /s/ Ding Biao

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

辛方：杭州大元集团有限公司（盖章）
Party H: Hangzhou Dayuan Group Co., Ltd. (Company Seal)

签署：
By:     /s/ Li Weijun
职务：
Title：Authorized Signatory

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

壬方：鄂尔多斯市钇源投资有限责任公司（盖章）
Party I: Ordos City YiYuan Investment Co., Ltd. (Company Seal)

签署：
By:     /s/ Guo Zhiyong
职务：
Title：Authorized Signatory

秘密文件 Strictly Confidential

框架合同
Framework Contract

有鉴于此，各方已自行或使得经其授权的代表于文首所述日期签署了本框架合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

癸方：兴和县海富煤炭运销有限公司（盖章）
Party J: Xinghe County Haifu Coal Transportation & Sale Co. Ltd. (Company Seal)

签署：
By:     /s/ Zhang Liguo
职务：
Title：Authorized Signatory

秘密文件 Strictly Confidential